Exhibit 99.1

Women’s Health Specialty Pharmaceutical Company NASDAQ: AGRX 1

Forward-Looking Statement 2 Certain information contained in this presentation and other matters discussed today or answers that may be given in response to questions may include “forward-looking statements”. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements are subject to important factors, risks and uncertainties, including, but not limited to, the success, timing and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation, enrollment and completion of the trials; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, our product candidates; the Company’s ability to obtain the capital necessary to fund its operations; the Company’s ability to generate revenues; the successful implementation of the Company’s research and development programs and collaborations; the acceptance by the market of the Company’s products; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the cost of our efforts to commercialize and promote our product candidates once they are approved; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance.

Agile Corporate Strategy: Become a Leader in Women’s Health 3 Near-term Mid-term Long-term Establish Agile in contraceptive market Become contraceptive market leader with Agile franchise Broaden WHC portfolio in areas of unmet need Twirla® Twirla® AG200-SP AG200-ER AG890 Endometriosis Uterine fibroids Osteoporosis Urinary incontinence Potential Value

Agile Investment Thesis 4 Significant Near-Term Market Opportunity $5.3 Billion US contraceptive market, $4.0 Billion in combined hormonal contraceptives (CHC) Lead product candidate, Twirla®, expected to complete Phase III in 2016, approval 2017 Twirla Manufacturing: One PAI completed, commercial scale-up ongoing Agile is Building a Robust Contraceptive Franchise Three additional unique product candidates in the pipeline that address high market needs Intellectual Property supports Twirla (latest expiry 2028) and development of pipeline product candidates (latest expiry 2029) Expertise in complex patch technology and manufacturing Agile is Well-Positioned for Successful Twirla Market Entry Twirla is expected to be the only low-dose CHC patch Physicians and consumers show high interest in a low-dose patch Managed care environment for contraceptives is generally favorable Specialty focus and target consumer should allow for efficient marketing execution

SUN MON TUE WED THU FRI SAT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 The Twirla® Regimen is an Established 21/7 Schedule How women will use Twirla Patch applied once weekly for three weeks followed by a 4th week with no patch Can be applied to abdomen, buttock, or upper torso Buttock and abdomen are the most common patch placement choices Source: Data on File, Agile Therapeutics 7 days no patch Patch 1 Patch 2 Patch 3 Patch 1 Upper Torso 12% Abdomen 40% Buttock 48% 5

What Makes Twirla® Different?

- Twirla will be the only low-dose contraceptive patch
  - Delivers 30µg/day EE
  - Evra®/Xulane® delivers 60% more EE than a 35µg pill
- Twirla contains levonorgestrel (LNG) and ethinyl estradiol (EE)
  - Only product to deliver LNG through the skin at a contraceptive dose
  - LNG and EE have over 25 years of established use in contraceptives
- Agile's proprietary Skinfusion® technology is cosmetically appealing



Peripheral Backing (soft, silky fabric)
Peripheral Adhesive System
Outer Ring
Active Matrix
Inner Ring
Release Liner
Integrated into a single patch

Twirla is <1mm in thickness

Evra is a registered trademark of Johnson&Johnson, Inc. Xulane is a registered trademark of Mylan, Inc.

09.02.2015
Agile Therapeutics NASDAQ: AGRX
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Agile Intellectual Property Strategies For the Franchise 7 MANUFACTURING 12 PATENTS (8 cover Twirla) Transdermal Know-How Resource Intensive Formulation (2021) PIPELINE Custom Equipment AG200-ER AG200-SP AG890 HATCH-WAXMAN EXCLUSIVITY Regimen (2029) Design (2028)

Agile Pipeline Strategy: Establish a Market-Leading Contraceptive Franchise 8 Agile Contraceptive Pipeline Product Indication Preclinical Phase I Phase II Phase III Status Twirla® Contraception (21/7 cycle) Phase III results expected 2H 2016 AG200-SP Contraception (shorter, lighter periods) Phase II PK/PD trial design and planning underway AG200-ER Contraception (extended cycle) Phase II PK/PD trial design and planning underway AG890 Contraception (Progestin-only) Phase II PK/PD trial complete Additional product development required Unique New Products US Patents allowed in Aug 2015: Novel dosing regimens that employ a ‘small patch’ to deliver both EE and LNG during the withdrawal interval.

AG890 Source: IMS NSP, retail + non-retail through Dec 2014 US Hormonal Contraceptive Market is a Significant Opportunity 9 AG200-ER AG200-SP Progestin-Only Combination Hormonal Contraceptives $5.3 Billion Vaginal Ring $654 Million Patches $153 Million Pills $3.2 Billion $4.0 $1.3

US Branded Combined Hormonal Contraceptives (CHC) Have High Potential Market Value Sources: IMS NPA Dec 2014 and MediSpan Price Rx Select, Aug 2015 1% TRx Share = $144 Million 90 Million TRx (Total Market) $112/month (Avg. Brand WAC) CHC Market 58% Brand ($2.3B) 42% Generic ($1.7B) $10 Billion Total Branded Value 58% Brand ($2.3B) 42% Generic ($1.7B) 22% Brand (20M Rx) 78% Generic (70M Rx) 1.4 months per TRx (Avg.) CHC Market 10

Twirla® Marketing Plan is Targeted and Efficient 11 ObGyn/NP Specialty Market Targeted Consumer Segment Favorable Managed Care Environment Key Elements for Commercialization Physician Promotion Consumer Promotion Sales Force Approx. $40-$60M annual cost* *Annual cost based on current assumptions and is subject to change. Does not include all costs specific to Twirla pre-launch and launch activities

ObGyns and Nurse Practitioners are the Key Contraceptive Prescribers 70% of US Contraceptive TRx are Written by ObGyns/NPs/PAs Source: IMS NPA, TRx Volume by Prescriber Type, 2014 Source: IMS NPA, TRX Volume by Category, 2010 ObGyns Prescribe Contraceptives More than any Other Therapy 12 Contraceptive 34 % Menopause 14% Antiinfective 12% Analgesic 8% Antidepressant 6% All Other 26% ObGyn TRx by Category ObGyn 45% NP/PA 25% PCP 24% All Other 6% CHC Prescriptions by Prescriber Type

A Sales Force of 70-100 Reps is Estimated for Twirla® 13 Detailing Samples Medical Education US Contraceptive Prescribers Source: Wolters Kluwer 2012 (# of prescribers) and IMS Prescriber Profiler 2009: %TRx written by ObGyns in Dec 3-10 of contraceptive writers Over 90% ObGyn All Prescribers (n=56,000) Branded Prescribers (n=22,000)

We Know the Twirla® Target Consumer 14 The Twirla Consumer is Busy Twirla interest is highest among: 20-29 years old College or graduate student Employed Women in a committed relationship Source: Survey of 1000 women age 15-44, conducted by RG&A 2012. Data for ‘seekers’ (n=565) considering starting birth control Among women considering starting birth control: Very Interested 14% Somewhat Interested 37% Neither 23% Somewhat Disinterested 9% Very Disinterested 17% How interested would you be in using Twirla as your birth control?

Reaching Contraceptive Consumers Means Going Digital 15 Where She Goes Online Social Networks Discussion Forums Blogs & Online Magazines Mobile Mobile apps Text messaging Magazines Source: Pew Research

Branded Contraceptives Continue to Take Aggressive Price Increases *Data reflect average as of Aug 2015. Source: MediSpan Price Rx Select, Aug 2015 Avg. Price/cycle calculation includes 13 leading branded contraceptive products. Patch Pricing reflects Ortho Evra price 2006-2014, Xulane in 2015 Avg. Annual Price Increase 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015* 12.2% 9.7% 10.3% 17.3% 13.5% 11.6% 7.7% 8.5% 11.3% 11.7% Twirla expected to be well-positioned to compete and gain managed care access 16 $41.53 $45.57 $50.34 $59.49 $68.57 $75.87 $81.88 $89.05 $100.39 $112.03 $43.11 $45.22 $49.34 $56.93 $68.76 $75.57 $91.26 $100.29 $110.22 $105.92 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 $80.00 $90.00 $100.00 $110.00 $120.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015* Avg. Price/Cycle for Branded Contraceptives ($WAC) Average Branded Price Patch

Managed Care Environment Likely to Allow Access to Twirla® 17 Current Landscape: Consumers Have Good Access to Contraceptives All contraceptives are generally available and reimbursed Most branded contraceptives are on Tier 3 or 4 (with a copay) Manufacturers utilize copay coupons to offset the copay cost Branded copay average = $35-50, with copay coupon: $20-30 Potential Upside: ACA Contraceptive Mandate HHS FAQ May 2015: Requires coverage with no cost sharing of at least one product in each form of contraception per FDA Birth Control Guide “Patch” is a unique form Twirla and Xulane (Evra generic) will be the only 2 products available in Patch form Xulane current price = $105.92/cycle Twirla has potential to be preferred patch, available with no copay Sources: Managed Care research, Campbell Alliance and Fingertip Formulary, Feb 2015 HHS FAQs About ACA Implementation (Part XXVI), May 11 2015, https://www.cms.gov/CCIIO/Resources/Fact-Sheets-and-FAQs/Downloads/aca_implementation_faqs26.pdf

Twirla® Peak Share Estimate = 9.0% Early uptake estimate comparable to promoted brand launches Sources: IMS NPA, 2002-2014 Twirla estimated peak TRx share based on market research conducted by Kantar Health. ObGyns estimated 17% share, adjusted to 9% 18 Evra Yaz Loestrin 24 Lo Loestrin Nuvaring TriCyclen Lo 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 3 mo 6 mo 9 mo 12 mo 24 mo TRx Share of Market (%) Month From Launch Contraceptive Launch Comparison – First 2 Years

Twirla® Phase 3 Trial Expected to Complete in 2016 Simplified Study Design: Single-arm, open-label study ~2,100 subjects treated for up to 1 year Focus on subject compliance, retention and reduced loss to follow up Primary efficacy measure = Pearl Index (PI) Highest approved by FDA to date: Pearl Index = 3.19 Upper bound of the 95% confidence interval around the PI = 5.03 19 Number of on-drug pregnancies Number of 28-day on-drug cycles (1300) PI = Source: Quartette package inserts and Seasonale SBOA. Quartette and Seasonale are registered trademarks of Teva, Inc.

Study Timeline 20 Study completion anticipated 2H 2016 2016 2014 Experienced sites selected, trained, and activated 2015 Enrollment completion anticipated Sep 2015 2017 CRL response submission 1H 2017

Why We Believe The SECURE Study Will be Successful Experienced clinicians/ study coordinators Focus on patient compliance and adherence Experienced CRO Real-time oversight Electronic diary 21

2015 2016 2017 Agile Milestones 1H 2H 1H 2H 1H Twirla Phase 3 Trial Qualification of Commercial Manufacturing AG200-ER/AG200-SP Program Design Development Milestones 2H 2015: Expected completion of patient enrollment by end of Q3 2015 2H 2016: Expected last patient, last visit 1H 2017: Potential submission of CRL response 2H 2016: Qualification of commercial manufacturing line 1H 2015: Select product regimen(s); develop clinical plan for pipeline product 1 2 3 4 1 4 5 2 3 5 22

Agile Financial Profile Balance Sheet Data $46.4 Million cash on hand at June 30, 2015 22.3 Million common shares outstanding at Aug 12, 2015 Background and Recent Financings Initial Public Offering Completed in May 2014 $55.0 Million gross proceeds (~$49.7 Million net proceeds) Private Placement Completed in January 2015 $20.0 Million gross proceeds (~$19.3 Million net proceeds) Debt Facility of up to $25.0 Million (Hercules Technology Growth Capital) Completed in February 2015 $16.5 Million funded at loan closing (primarily to repay prior debt) 23

Agile Investment Thesis 24 Significant Near-Term Market Opportunity Building a Robust Contraceptive Franchise Well-Positioned for Successful Twirla Market Entry

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